UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                           reported) December 6, 2004
                               (December 6, 2004)

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     001-32320             43-1883836
---------------------------       -------------------   -------------------
      (State or Other                 (Commission           (IRS Employer
      Jurisdiction of                 File Number)       Identification No.)
       Incorporation)


        1954 Innerbelt Business Center Drive                   63114
                St. Louis, Missouri                      ------------------
----------------------------------------------------         (Zip Code)
        (Address of Principal Executive Offices)

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.
-------------------------------------

         On December 6, 2004, Build-A-Bear Workshop, Inc. (the "Company") issued a press release announcing guidance for net income, diluted earnings per share, and comparable stores sales growth for the fourth quarter (13 weeks ending January 1, 2005) and full year of fiscal 2004. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.



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


Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

(c)  Exhibits

Exhibit Number          Description of Exhibit
--------------          ----------------------

99.1                    Press Release dated December 6, 2004



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BUILD-A-BEAR WORKSHOP, INC.
                                        (Registrant)



Date: December 6, 2004                  /s/ Tina Klocke
                                        -----------------------------------
                                        Name:  Tina Klocke
                                        Title: Chief Financial Bear, Secretary
                                        and Treasurer



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

                                  EXHIBIT INDEX

Exhibit Number          Description of Exhibit
--------------          ----------------------

99.1                    Press Release dated December 6, 2004



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